UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2016

Date of reporting period: April 30, 2016

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund II

Westfield Capital Large Cap Growth Fund

Westfield Capital Dividend Growth Fund

Semi-Annual Report	April 30, 2016

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
APRIL 30, 2016 (Unaudited)

The Funds file their complete schedule of investments of fund holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-454-0738; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2016 (Unaudited)

Dear Shareholder:

U.S. equity markets delivered uneven results in the six months ending April 30, 2016. Their performance was influenced by a number of global geopolitical and economic concerns that overshadowed mostly positive economic news at home. Perhaps the biggest factor weighing on investor sentiment was the continued tumult in the energy complex — by the end of 2015 the stock market moved in lockstep with the price of oil. The New Year was greeted by a broad selloff, which started on the first trading day and continued to rattle financial markets for the following six weeks. By early February, when the relief rally finally came, most equity benchmarks were deep in negative territory, with only the most defensive, bond-like sectors — Consumer Staples, Utilities, and Telecommunications Services — escaping double-digit declines. The recovery off the interim lows started with oversold, highly shorted names within Energy, Materials, and Industrials and the market staged a broad-based recovery in March. However, the rally began to lose momentum by mid-April, when worse-than-anticipated quarterly reports from several tech bellwethers, including Microsoft Corp., Apple Inc., and Alphabet Inc., brought forth renewed concerns about the sustainability of corporate earnings growth and the stock market’s valuations.

The Westfield Capital Large Cap Growth Fund (the “Fund”), Institutional Class, returned -2.14% for the six month period ending April 30, 2016, modestly underperforming the Russell 1000® Growth Index (the “Index”), which declined 1.37%. Weakness in Industrials and Consumer Staples offset strength in Health Care and Information Technology.

The Industrials sector detracted 83 basis points (bps) from relative returns. Despite a lack of visible improvement in global economic growth, the Industrials segment outperformed the broader market during the period. Its strength was fairly broad based, but particularly visible in the performance of highly cyclical industries, such as construction machinery and industrial distributors. Lagging its industry peers was Textron Inc., an aircraft and defense company. The stock fell under selling pressure in January, when fresh worries about an economic slowdown in China and the slump in the oil & gas segment reverberated across the industrial universe. Ironically, Textron has very little exposure to either China or the oil & gas industry and generates the biggest share of revenues in

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2016 (Unaudited)

the aviation and Bell helicopter segments. Our review of the company’s earnings reports confirmed that Cessna, Textron’s flagship brand of light-to-medium business jets, was doing reasonably well; however, independent channel checks later in the quarter pointed to deteriorating fundamentals in the company’s business jet market segment. A recovery in business jet demand had been a cornerstone of our investment in the stock, and the lack thereof prompted us to sell it. Also underperforming, but maintained in the Fund, were shares of airline operator United Continental Holdings, Inc. The company revealed that the passenger revenue per available seat (PRASM) metric, widely considered by investors as a gauge of airline profitability, declined 7.4% y/y in the latest quarter. However, United bested consensus expectations for earnings and management noted that the decline in PRASM was driven by economic factors, such as a strong U.S. Dollar and lower oil prices. While we agree that PRASM is important for the financial analysis of airline operators, we believe that longer term, valuation, cash flows and capital returns will drive these stocks. All of these metrics have been getting significantly better for United.

Consumer Staples detracted 51 bps from relative returns. Our long-standing underweight of the sector accounted for approximately half of the underperformance. Consumer Staples companies typically offer slower rates of growth combined with above-average Price-To-Earnings ratios (“P/E”) multiples — therefore, they run contrary to the Westfield investment discipline and approach. This positioning can hurt incremental performance at times of high market uncertainty, when investors tend to gravitate to defensive areas of the market, prized for their yield and stability. The other main detractor was the Fund’s investment in Kroger Co, an operator of supermarkets and convenience stores. Concerns about potential cost deflation and its impact on comparative sales (comps) of food retailers put pressure on the stock. We agree that Kroger’s comps could slow if deflation accelerates, but we do not think that will necessarily result in a decline in the company’s earnings. Food retailers often get a pick-up in volumes in a deflationary environment, and higher volumes keep gross profits at sustainable levels, ultimately offsetting the costs. We remain invested in the stock and added to our position during the first quarter of 2016.

The Health Care sector outperformed broadly, contributing 72 bps to incremental results. Specialty biopharmaceutical company Jazz Pharmaceuticals Plc was the sector’s top source of relative strength. With the FDA’s recent

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2016 (Unaudited)

approval of Defitelio, an orphan drug for the treatment of a life-threatening complication of stem cell transplants, the company’s commercial portfolio is gaining momentum. Despite some uncertainty around the durability of its key product Xyrem, a treatment for severe narcolepsy, we believe some recent patent-related victories should allow the company to gain leverage in settlement discussions which could ultimately give the drug’s cash flow stream a longer duration than what Wall Street currently expects. In addition, we expect Jazz to pursue bolt-on acquisitions of growth assets, and think that the company could prove to be an acquisition target itself, following the solidification of any potential Xyrem settlement. Also augmenting excess returns was pharmaceutical manufacturer Bristol-Myers Squibb Company. The company’s quarterly report, posted late in April, showcased strong results in its cancer drug Opdivo. Investors’ focus has been on the Phase 3 trial results for lung cancer, and management noted that they are looking forward to the ASCO medical meeting in early June, where they will present updated data on a combination dosage of Opdivo and another compound in treating lung cancer as well as other tumor types. We believe the success of the combination dosage is key as it will enable Bristol-Myers to dominate the market given its nearest competitor is years behind in their progress. We remain excited about the increased visibility of the company’s immuno-oncology program, as we believe it could represent a significant product cycle.

Information Technology added 66 bps to relative results. Most of the positive contribution came from the portfolio’s investments in the Internet software & services and semiconductors sub-industries. More specifically, our continued focus within the Internet segment on those companies with a proven ability to monetize mobile traffic helped incremental gains. The Fund’s investment in social network provider Facebook, Inc. was one of the performance highlights within the sector. Facebook has put up a string of stellar quarters and its latest earnings release was not an exception. The company exceeded consensus earnings expectations by 23% in the most recent quarter, demonstrating strength in every business and geographical segment. Advertisers have a lot of success with the advertisement format on Facebook’s properties and the company’s ad revenue growth was particularly robust, at 63% y/y. Also contributing to excess returns was Broadcom Limited, a manufacturer of filters and amplifiers for smartphones and a supplier into Apple, Inc.’s iPhone. We recently met with the company’s management team and continue to be impressed with their

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2016 (Unaudited)

consistent execution and ability to surpass expectations despite a difficult Apple demand environment.

Economic data continued to support the notion that the U.S. economy is growing, albeit slowly. The pace of economic recovery in Europe has surprised to the upside and China’s PMI readings have been positive. The Federal Reserve’s accommodative monetary policy, better-than-feared corporate earnings, and stabilizing oil prices have all boosted investor enthusiasm for risky assets. We are seven years into a maturing bull market, yet we remain constructive on U.S. stocks, especially versus other investment alternatives. Most importantly, we believe that earnings growth and valuation will matter at this juncture in the economic expansion and that we own attractively valued, high quality growth stocks. Historically, when valuation has played a bigger role in investors’ decision-making, Westfield has outperformed both its benchmarks and its peers.

This commentary has been prepared for current Westfield clients who are invested in the named product and their consultants. It is intended for client reporting purposes only and is not intended for use with non-Westfield clients.

Past performance is not indicative of future results. Returns are preliminary and unaudited; they are presented gross of management fees and include the reinvestment of all income. Actual returns will be reduced by investment advisory fees and other expenses that may be incurred in the management of the account. The collection of fees produces a compounding effect on the total rate of return net of management fees. As an example, the effect of investment management fees on the total value of a client’s portfolio assuming (a) quarterly fee assessment, (b) $1,000,000 investment, (c) portfolio return of 8% a year, and (d) 1.00% annual investment advisory fee would be $10,416 in the first year, and cumulative effects of $59,816 over five years and $143,430 over ten years. Our current disclosure statement and fee schedules are set forth in Part 2A of Form ADV, which is available upon request. A GIPS® compliant presentation is also available upon request.

The product is evaluated against the Russell 1000® Growth index, which is designed to measure the large capitalization segment of the U.S. growth equity universe. We have chosen this benchmark as it most closely represents the

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2016 (Unaudited)

investment strategy discussed in this commentary. The product’s holdings, characteristics, and performance may differ substantially from the benchmark. Stock performance is based on price movement during the quarter or for the time held during the quarter. Due to differences in investment restrictions, account holdings, account funding periods, timing and frequency of contributions and withdrawals, as well as other factors, your account performance may differ substantially from the product’s performance that is discussed in this commentary. You can request your account’s performance and holdings by contacting your Marketing & Client Service representative.

Specific securities identified do not represent all of the securities purchased, sold or recommended. A complete list of past recommendations is available upon request. The opinions and forward looking statements contained in this commentary are current as of the date shown and are subject to change without notice. No assurance can be given that these opinions or statements will prove accurate or profitable. They are not intended to be investment recommendations. You should contact Westfield if there are any changes in your financial situation or investment objectives, or if you wish to delete, add, or modify restrictions to the management of your account. You may obtain a copy of our Proxy Voting Policy or a report of how proxy ballots for your account(s) were voted by contacting our Compliance Department at wcmcompliance@wcmgmt.com or at 617-428-7100.

Westfield Capital Management Company, L.P.

This represents management’s assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of Comparative Index

Price-to-Earnings Ratio or P/E ratio is a ratio for valuing a company that measures its current share price relative to its per-share earnings.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
APRIL 30, 2016 (Unaudited)

Dear Shareholder:

U.S. equity markets delivered uneven results in the six months ending April 30, 2016. Their performance was influenced by a number of global geopolitical and economic concerns that overshadowed mostly positive economic news at home. Perhaps the biggest factor weighing on investor sentiment was the continued tumult in the energy complex — by the end of 2015 the stock market moved in lockstep with the price of oil. The New Year was greeted by a broad selloff, which started on the first trading day and continued to rattle financial markets for the following six weeks. By early February, when the relief rally finally came, most equity benchmarks were deep in negative territory, with only the most defensive, bond-like sectors — Consumer Staples, Utilities, and Telecommunications Services — escaping double-digit declines. The recovery off the interim lows started with oversold, highly shorted names within Energy, Materials, and Industrials and the market staged a broad-based recovery in March. However, the rally began to lose momentum by mid-April, when worse-than-anticipated quarterly reports from several tech bellwethers, including Microsoft Corp., Apple Inc., and Alphabet Inc., brought forth renewed concerns about the sustainability of corporate earnings growth and the stock market’s valuations.

The Westfield Capital Dividend Growth Fund (the “Fund”) focuses on high quality dividend growth stocks. The Fund does not own high dividend yield stocks given their limited growth potential and lofty valuations. As a quality growth manager, we stay away from high beta, leveraged companies — a clear stylistic headwind in the first months of 2016. With that backdrop, the Fund’s Institutional Class was down 2.75% during the six month period ending April 2016, while the S&P 500 returned 0.43%, and the NASDAQ U.S. Dividend Achievers Index was up 4.19%. The NASDAQ U.S. Dividend Achievers Index’s advance can be mostly attributed to its 25.2% weight in Consumer Staples companies, which have the highest absolute dividend yields. The Fund maintains a significant underweight to this sector given the typically higher valuations and slower earnings growth trends of its constituents. Clearly, Westfield’s investment approach was not rewarded during the period. However, we believe these headwinds are beginning to subside — companies trading at a valuation premium, those within Consumer Staples and Utilities, retreated in April and were among the broad market’s worst performers. We believe that 2016 will be

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
APRIL 30, 2016 (Unaudited)

a year when a focus on valuation will once again be rewarded, which should be a tailwind to our Growth-At-A-Reasonable-Price (“GARP”) investment style.

We continue to see high quality dividend growth stocks as one of the most attractive long term investments today, especially on a risk adjusted basis. In an increasingly volatile world, investors are focused on return of capital, before they think of return on capital. In our opinion, with the 10 year U.S. Treasury yielding 1.8%, high quality dividend growth stocks yielding 3% and growing their dividend 15% per year look like a far better bet. As you can see in the chart below, over the past 25 years, dividend growth and return of capital stocks have massively outperformed the broad market averages. Our focus is on the next 5-10 years, not the next quarter.

China and emerging markets are stabilizing and U.S. PMIs were all positive in March for the first time since 2009. We are still in a slow growth environment, but world economies are healing. There are negative interest rates in Japan and

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
APRIL 30, 2016 (Unaudited)

parts of Europe, which is unprecedented. Returns from fixed income will undoubtedly be challenged. One of our investment theses is that high quality dividend growth stocks may become the new bonds. It would not surprise us to see a bond market mentality come to the stock market. As the population ages, savings and income become that much more important. Many pension funds are balanced from an asset allocation standpoint, and often have return hurdles of 6%-8% and a large exposure to fixed income. We think that, by definition, it will be nearly impossible for the funds to achieve their investment goals. Going forward, our view is that investment managers and the public are going to have far more appreciation for quality and safety, especially if they can complement those with growth. Last year many “dividend growth funds” owned Master Limited Partnerships (MLPs) in an effort to capture high yield. That did not end well and many of those funds were down over 20% in 2015. Our Fund of high quality dividend growth stocks has a current yield of 3%, but is invested in companies that are generating strong free cash flow, have low dividend payout ratios, and impressive dividend growth. With that backdrop, we like our chances of outperforming over time.

This commentary has been prepared for current Westfield clients who are invested in the named product and their consultants. It is intended for client reporting purposes only and is not intended for use with non-Westfield clients.

Past performance is not indicative of future results. Returns are preliminary and unaudited; they are presented gross of management fees and include the reinvestment of all income. Actual returns will be reduced by investment advisory fees and other expenses that may be incurred in the management of the account. The collection of fees produces a compounding effect on the total rate of return net of management fees. As an example, the effect of investment management fees on the total value of a client’s portfolio assuming (a) quarterly fee assessment, (b) $1,000,000 investment, (c) portfolio return of 8% a year, and (d) 1.00% annual investment advisory fee would be $10,416 in the first year, and cumulative effects of $59,816 over five years and $143,430 over ten years. Our current disclosure statement and fee schedules are set forth in Part 2A of Form ADV, which is available upon request. A fully compliant GIPS presentation also is available upon request.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
APRIL 30, 2016 (Unaudited)

The product is measured against the NASDAQ US Dividend Achievers Select® index. The NASDAQ US Dividend Achievers Select® index is constructed to reflect the performance of companies that trade on the NYSE or NASDAQ and have increased their annual regular dividend payments for the last ten or more consecutive years. We have chosen this benchmark as it most closely represents the investment strategy discussed in this commentary. The product’s holdings, characteristics, and performance may differ substantially from the benchmark. The indices referenced herein are provided for informational purposes only. Indices assume the reinvestment of dividends but do not reflect the impact of fees, applicable taxes or trading costs which may also reduce the returns shown. Due to differences in investment restrictions, account holdings, account funding periods, timing and frequency of contributions and withdrawals, as well as other factors, your account performance may differ substantially from the product’s performance that is discussed in this commentary. You can request your account’s performance and holdings by contacting your Marketing & Client Service representative.

Specific securities identified do not represent all of the securities purchased, sold or recommended. A complete list of past recommendations is available upon request. The opinions and forward looking statements contained in this commentary are current as of the date shown and are subject to change without notice. No assurance can be given that these opinions or statements will prove accurate or profitable. They are not intended to be investment recommendations. You should contact Westfield if there are any changes in your financial situation or investment objectives, or if you wish to delete, add, or modify restrictions to the management of your account. You may obtain a copy of our Proxy Voting Policy or a report of how proxy ballots for your account(s) were voted by contacting our Compliance Department at wcmcompliance@wcmgmt.com or at 617-428-7100.

Westfield Capital Management Company, L.P.

This represents management’s assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
APRIL 30, 2016 (Unaudited)

Definition of Comparative Indices and Key Terms

The S&P 500® Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

NASDAQ Dividend Achievers Select Total Return Index is comprised of a select group of securities with at least ten consecutive years of increasing annual regular dividend payments.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2016 (Unaudited)

SECTOR WEIGHTINGS†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.3%††
	Shares	Value

CONSUMER DISCRETIONARY — 19.1%
Amazon.com*	5,079	$3,350,057
Charter Communications, Cl A*	19,860	4,215,086
Dollar Tree*	44,400	3,539,124
Home Depot	27,880	3,732,853
Marriott International, Cl A	41,330	2,896,820
Newell Brands	77,610	3,534,360
Priceline Group*	2,704	3,633,257
Starbucks	41,950	2,358,848
TJX	48,180	3,653,008
Twenty-First Century Fox, Cl A	133,595	4,042,585

		34,955,998

CONSUMER STAPLES — 7.4%
Coca-Cola Enterprises	63,180	3,315,686
Constellation Brands, Cl A	28,900	4,510,134
Costco Wholesale	18,550	2,747,811
Kroger	85,850	3,038,232

		13,611,863

ENERGY — 1.1%
Halliburton	48,860	2,018,407

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2016 (Unaudited)

COMMON STOCK — continued
	Shares	Value

FINANCIALS — 5.8%
Charles Schwab	88,480	$2,513,717
Citigroup	51,740	2,394,527
Equinix‡	7,073	2,336,566
Synchrony Financial*	106,730	3,262,736

		10,507,546

HEALTH CARE — 19.9%
Baxter International	79,680	3,523,450
Biogen*	12,635	3,474,499
Bristol-Myers Squibb	84,015	6,064,203
Celgene*	44,460	4,597,608
Cooper	17,680	2,706,454
Jazz Pharmaceuticals*	28,946	4,362,162
STERIS	57,020	4,029,603
Teva Pharmaceutical Industries ADR	79,940	4,352,733
Thermo Fisher Scientific	22,150	3,195,138

		36,305,850

INDUSTRIALS — 10.7%
Danaher	28,320	2,739,960
Lockheed Martin	15,905	3,696,004
Nielsen Holdings	61,690	3,216,517
Union Pacific	42,580	3,714,253
United Continental Holdings*	74,740	3,423,839
United Parcel Service, Cl B	26,190	2,751,783

		19,542,356

INFORMATION TECHNOLOGY — 28.9%
Alphabet, Cl A*	6,502	4,602,636
Alphabet, Cl C*	6,511	4,512,188
Apple	83,716	7,847,538
Broadcom	15,350	2,237,263

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2016 (Unaudited)

COMMON STOCK — continued
	Shares	Value

INFORMATION TECHNOLOGY — continued
Cognizant Technology Solutions, Cl A*	41,560	$2,425,857
Facebook, Cl A*	47,140	5,542,721
Lam Research	27,770	2,121,628
MasterCard, Cl A	31,520	3,057,125
Microsoft	97,020	4,838,388
Palo Alto Networks*	24,360	3,675,193
salesforce.com inc*	50,210	3,805,918
ServiceNow*	44,790	3,201,589
Visa, Cl A	64,160	4,955,719

		52,823,763

MATERIALS — 4.4%
Celanese, Cl A	47,010	3,323,607
Dow Chemical	89,060	4,685,446

		8,009,053

TOTAL COMMON STOCK (Cost $139,055,177)		177,774,836

TOTAL INVESTMENTS— 97.3% (Cost $139,055,177)		$177,774,836

Percentages are based on Net Assets of $182,686,291.
‡	Real Estate Investment Trust
††	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
APRIL 30, 2016 (Unaudited)

SECTOR WEIGHTINGS†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.2%
	Shares	Value

CONSUMER DISCRETIONARY — 8.1%
Comcast, Cl A	57,038	$3,465,629
Scripps Networks Interactive, Cl A	35,530	2,215,295
Target	23,580	1,874,610

		7,555,534

CONSUMER STAPLES — 16.8%
Archer-Daniels-Midland	50,160	2,003,390
Coca-Cola	50,460	2,260,608
Dr Pepper Snapple Group	25,328	2,302,569
Flowers Foods	134,403	2,575,162
Kimberly-Clark	16,776	2,100,187
PepsiCo	20,947	2,156,703
Procter & Gamble	27,900	2,235,348

		15,633,967

FINANCIALS — 14.8%
Assurant	27,840	2,354,429
BankUnited	67,420	2,325,990
Community Healthcare Trust‡	81,620	1,485,484
Crown Castle International‡	29,309	2,546,366
East West Bancorp	71,730	2,689,157

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
APRIL 30, 2016 (Unaudited)

COMMON STOCK — continued
	Shares	Value

FINANCIALS — continued
JPMorgan Chase	37,580	$2,375,056

		13,776,482

HEALTH CARE — 14.3%
Bristol-Myers Squibb	40,843	2,948,048
Johnson & Johnson	21,270	2,383,942
Pfizer	96,621	3,160,473
Quest Diagnostics	34,219	2,572,242
Teva Pharmaceutical Industries ADR	42,530	2,315,758

		13,380,463

INDUSTRIALS — 17.8%
Emerson Electric	42,690	2,332,155
General Electric	75,200	2,312,400
Lockheed Martin	10,263	2,384,916
Macquarie Infrastructure	35,149	2,474,138
Nielsen Holdings	46,505	2,424,771
United Parcel Service, Cl B	22,120	2,324,148
Watsco	17,110	2,300,782

		16,553,310

INFORMATION TECHNOLOGY — 13.9%
Cisco Systems	109,635	3,013,866
Jack Henry & Associates	37,012	2,999,082
Microsoft	85,508	4,264,284
Paychex	51,487	2,683,503

		12,960,735

MATERIALS — 8.4%
Dow Chemical	55,058	2,896,601
Olin	118,770	2,587,998
Scotts Miracle-Gro, Cl A	33,110	2,343,526

		7,828,125

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
APRIL 30, 2016 (Unaudited)

COMMON STOCK — continued
	Shares	Value

TELECOMMUNICATION SERVICES — 3.1%
AT&T	74,240	$2,881,997

TOTAL COMMON STOCK (Cost $80,692,165)		90,570,613

TOTAL INVESTMENTS— 97.2% (Cost $80,692,165)		$90,570,613

Percentages are based on Net Assets of $93,180,762.
‡	Real Estate Investment Trust

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
APRIL 30, 2016 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
	Westfield Large Cap Growth Fund	Westfield Dividend Growth Fund

Assets:
Investments, at Value (Cost $139,055,177 and $80,692,165, respectively)	$177,774,836	$90,570,613
Cash Equivalents	5,095,414	1,564,733
Dividends Receivable	66,872	70,246
Prepaid Expenses	22,528	9,634
Receivable for Capital Shares Sold	500	—
Receivable for Investment Securities Sold	—	3,406,772

Total Assets	182,960,150	95,621,998

Liabilities:
Payable for Capital Shares Redeemed	110,082	—
Payable due to Adviser	93,393	50,283
Payable due to Administrator	18,272	9,208
Payable due to Trustees	3,344	1,688
Chief Compliance Officer Fees Payable	1,523	682
Payable due to Shareholder Servicing Agent (Investor Class Shares)	48	60
Payable for Investment Securities Purchased	—	2,363,304
Other Accrued Expenses	47,197	16,011

Total Liabilities	273,859	2,441,236

Net Assets	$182,686,291	$93,180,762

Net Assets Consist of:
Paid-in Capital	$136,319,189	$84,156,982
Undistributed Net Investment Income	85,757	459,719
Accumulated Net Realized Gain (Loss) on Investments	7,561,686	(1,314,387)
Net Unrealized Appreciation on Investments	38,719,659	9,878,448

	$182,686,291	$93,180,762

Institutional Class Shares:
Net Assets	$182,488,570	$92,940,717
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	14,712,342	9,437,574
Net Asset Value, Offering and Redemption Price Per Share	$12.40	$9.85

Investor Class Shares:
Net Assets	$197,721	$240,045
Outstanding Shares of Beneficial Interest (unlimited authorization—no par value)	15,794	24,285
Net Asset Value, Offering and Redemption Price Per Share	$12.52	$9.88

Amounts	designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
FOR THE SIX MONTHS ENDED
APRIL 30, 2016 (Unaudited)

STATEMENTS OF OPERATIONS
	Westfield Large Cap Growth Fund	Westfield Dividend Growth Fund

Investment Income
Dividends	$998,843	$1,321,581
Interest	2,710	2,082
Less: Foreign Taxes Withheld	(13,717)	(7,414)

Total Investment Income	987,836	1,316,249

Expenses
Investment Advisory Fees	610,325	344,451
Administration Fees	112,676	55,113
Trustees’ Fees	7,169	3,502
Chief Compliance Officer Fees	2,623	1,320
Shareholder Servicing Fees (Investor Class Shares)	249	294
Transfer Agent Fees	39,700	33,708
Registration Fees	16,811	15,334
Audit Fees	14,468	9,490
Legal Fees	13,239	6,472
Printing Fees	9,312	4,658
Custodian Fees	5,013	1,301
Insurance and Other Expenses	6,476	3,394

Total Expenses	838,061	479,037

Less:
Waiver of Investment Advisory Fees	(39,477)	(42,420)
Fees Paid Indirectly	(9)	(12)

Net Expenses	798,575	436,605

Net Investment Income	189,261	879,644

Net Realized Gain (Loss) on Investments	8,004,911	(1,310,390)
Net Change in Unrealized Depreciation on Investments	(12,782,979)	(2,210,344)

Net Realized and Unrealized Loss on Investments	(4,778,068)	(3,520,734)

Net Decrease in Net Assets Resulting from Operations	$(4,588,807)	$(2,641,090)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

Operations:
Net Investment Income	$189,261	$673,311
Net Realized Gain on Investments	8,004,911	17,762,673
Net Change in Unrealized Depreciation on Investments	(12,782,979)	(8,855,353)

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,588,807)	9,580,631

Dividends and Distributions:
Net Investment Income:
Institutional Class	(621,122)	(743,386)
Investor Class	(88)	(385)
Net Realized Gains:
Institutional Class	(17,684,745)	(16,057,172)
Investor Class	(18,360)	(24,632)

Total Dividends and Distributions	(18,324,315)	(16,825,575)

Capital Share Transactions:(1)
Institutional Class Shares
Issued	4,182,688	19,568,878 (2)
Reinvestment of Distributions	15,822,441	16,586,105
Redeemed	(16,173,494)	(32,275,090)

Net Increase in Net Assets from Institutional Class Share Transactions	3,831,635	3,879,893

Investor Class Shares
Issued	3,011	49,512
Reinvestment of Distributions	18,437	25,008
Redeemed	(9,184)	(161,212)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	12,264	(86,692)

Net Increase in Net Assets from Share Transactions	3,843,899	3,793,201

Total Decrease in Net Assets	(19,069,223)	(3,451,743)

Net Assets:
Beginning of Period	201,755,514	205,207,257

End of Period (including undistributed net investment income of $85,757 and $517,706, respectively)	$182,686,291	$201,755,514

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

(2)	Includes shares issued as a result of in-kind transactions (see Note 10).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

Operations:
Net Investment Income	$879,644	$1,279,656
Net Realized Gain (Loss) on Investments	(1,310,390)	3,332,690
Net Change in Unrealized Depreciation on Investments	(2,210,344)	(1,922,899)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,641,090)	2,689,447

Dividends and Distributions:
Net Investment Income:
Institutional Class	(1,702,653)	(1,861,248)
Investor Class	(3,913)	(631)
Net Realized Gains:
Institutional Class	(3,044,111)	(3,004,201)
Investor Class	(7,915)	(1,265)

Total Dividends and Distributions	(4,758,592)	(4,867,345)

Capital Share Transactions:(1)
Institutional Class Shares
Issued	1,525,838	5,236,970
Reinvestment of Distributions	4,724,812	4,863,054
Redeemed	(3,868,854)	(3,999,641)

Net Increase in Net Assets from Institutional Class Share Transactions	2,381,796	6,100,383

Investor Class Shares
Issued	830	210,000
Reinvestment of Distributions	11,828	1,896
Redeemed	—	(160)

Net Increase in Net Assets from Investor Class Share Transactions	12,658	211,736

Net Increase in Net Assets from Share Transactions	2,394,454	6,312,119

Total Increase (Decrease) in Net Assets	(5,005,228)	4,134,221

Net Assets:
Beginning of Period	98,185,990	94,051,769

End of Period (including undistributed net investment income of $459,719 and $1,286,641, respectively)	$93,180,762	$98,185,990

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS
	Selected per share data & ratios For a share outstanding throughout each year or period

	Institutional Class Shares
	Six Months Ended April 30, 2016 (Unaudited)		Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013		Year Ended October 31, 2012	Period Ended October 31, 2011*
Net Asset Value, Beginning of Period	$13.97		$14.49	$13.20	$10.09		$9.23	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.01		0.05	0.05	0.07		0.08	—	^
Net Realized and Unrealized Gain (Loss)	(0.30)		0.61	2.01	3.16		0.79	(0.77)

Total from Operations	(0.29)		0.66	2.06	3.23		0.87	(0.77)

Dividends and Distributions from:
Net Investment Income	(0.04)		(0.05)	(0.06)	(0.11)		(0.01)	—	^
Net Realized Gains	(1.24)		(1.13)	(0.71)	(0.01)		—	—

Total Dividends and Distributions	(1.28)		(1.18)	(0.77)	(0.12)		(0.01)	—

Net Asset Value, End of Period	$12.40		$13.97	$14.49	$13.20		$10.09	$9.23

Total Return†	(2.14)%		4.70%	16.36%	32.33%		9.39%	(7.70)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$182,488		$201,547	$204,895	$193,684		$142,034	$100,192
Ratio of Expenses to Average Net Assets(2)	0.85	%**	0.86%	0.85%	0.94	%(3)	0.85%	0.85	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.89	%**	0.89%	0.89%	1.00%		0.99%	1.28	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	0.20	%**	0.33%	0.40%	0.58%		0.81%	(0.12	)%**
Portfolio Turnover Rate	35	%***	82%	49%	71%		82%	36%

*	Commenced operations on July 13, 2011.

**	Annualized.

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Amount represents less than $0.01 per share.

(1)	Per share data calculated using average shares method.

(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 0.85%, 0.86%, 0.85%, 0.94%, 0.85% and 0.85%, respectively.

(3)

The ratio of expenses to average net assets includes income tax expenses that were considered extraordinary fees accrued outside the Adviser’s expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.85%.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS — continued
	Selected per share data & ratios For a share outstanding throughout each year or period

	Investor Class Shares
	Six Months Ended April 30, 2016 (Unaudited)		Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013		Year Ended October 31, 2012	Period Ended October 31, 2011*
Net Asset Value, Beginning of Period	$14.07		$14.58	$13.30	$10.09		$9.23	$10.00

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	—	(3)	0.01	0.02	0.03		0.04	(0.01)
Net Realized and Unrealized Gain (Loss)	(0.30)		0.63	2.01	3.19		0.82	(0.76)

Total from Operations	(0.30)		0.64	2.03	3.22		0.86	(0.77)

Dividends and Distributions from:
Net Investment Income	(0.01)		(0.02)	(0.04)	—		—	—
Net Realized Gains	(1.24)		(1.13)	(0.71)	(0.01)		—	—

Total Dividends and Distributions	(1.25)		(1.15)	(0.75)	(0.01)		—	—

Net Asset Value, End of Period	$12.52		$14.07	$14.58	$13.30		$10.09	$9.23

Total Return†	(2.23)%		4.50%	15.98%	31.92%		9.38%	(7.70)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$198		$208	$312	$193		$77	$256
Ratio of Expenses to Average Net Assets(2)	1.10	%**	1.11%	1.10%	1.19	%(4)	1.09%	0.91	%**^
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.14	%**	1.14%	1.14%	1.25%		1.23%	1.23	%**^
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.05	)%**	0.07%	0.14%	0.24%		0.36%	(0.41	)%***^
Portfolio Turnover Rate	35	%***	82%	49%	71%		82%	36%

*	Commenced operations on July 13, 2011.

**	Annualized.

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.

(1)	Per share data calculated using average shares method.

(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 1.10%, 1.11%, 1.11%, 1.10%, 1.19% and 1.09%, respectively.

(3)	Amount represents less than $0.01 per share.

(4)

The ratio of expenses to average net assets includes income tax expenses that were considered extraordinary fees accrued outside the Adviser’s expense limitation agreement. Had these expenses been excluded, the ratio would have been 1.10%.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS — continued
Selected per share data & ratios For a share outstanding throughout each year or period

	Institutional Class Shares
	Six Months Ended April 30, 2016 (Unaudited)		Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013*
Net Asset Value, Beginning of Period	$10.67		$10.88	$10.36	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.09		0.14	0.28	0.04
Net Realized and Unrealized Gain (Loss)	(0.39)		0.20	0.77	0.32

Total from Operations	(0.30)		0.34	1.05	0.36

Dividends and Distributions from:
Net Investment Income	(0.18)		(0.21)	(0.08)	—
Net Realized Gains	(0.34)		(0.34)	(0.45)	—

Total Dividends and Distributions	(0.52)		(0.55)	(0.53)	—

Net Asset Value, End of Period	$9.85		$10.67	$10.88	$10.36

Total Return†	(2.75)%		3.10%	10.67%	3.60%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$92,941		$97,940	$94,012	$68,686
Ratio of Expenses to Average Net Assets(2)	0.95	%**	0.95%	0.95%	0.95	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.04	%**	1.05%	1.10%	1.30	%**
Ratio of Net Investment Income to Average Net Assets	1.92	%**	1.29%	2.65%	1.65	%**
Portfolio Turnover Rate	71	%***	133%	101%	29	%***

*	Commenced operations on July 26, 2013.

**	Annualized.

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.

(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.95%, 0.95%, 0.95% and 0.95%, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS — continued
Selected per share data & ratios For a share outstanding throughout each year or period

	Investor Class Shares
	Six Months Ended April 30, 2016 (Unaudited)		Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013*
Net Asset Value, Beginning of Period	$10.70		$10.89	$10.36	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.08		0.08	0.32	0.04
Net Realized and Unrealized Gain (Loss)	(0.40)		0.24	0.74	0.32

Total from Operations	(0.32)		0.32	1.06	0.36

Dividends and Distributions from:
Net Investment Income	(0.16)		(0.17)	(0.08)	—
Net Realized Gains	(0.34)		(0.34)	(0.45)	—

Total Dividends and Distributions	(0.50)		(0.51)	(0.53)	—

Net Asset Value, End of Period	$9.88		$10.70	$10.89	$10.36

Total Return†	(2.94)%		2.91%	10.76%	3.60%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$240		$246	$40	$27
Ratio of Expenses to Average Net Assets(2)	1.20	%**	1.20%	1.04%	1.00	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.29	%**	1.30%	1.21%	1.31	%**
Ratio of Net Investment Income to Average Net Assets	1.66	%**	0.75%	3.14%	1.36	%**
Portfolio Turnover Rate	71	%***	133%	101%	29	%***

*	Commenced operations on July 26, 2013.

**	Annualized.

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.

(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.20%, 1.20%, 1.04% and 1.00%, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 39 funds. The financial statements herein are those of the Westfield Capital Large Cap Growth Fund (the “Large Cap Growth Fund”) and the Westfield Capital Dividend Growth Fund (the “Dividend Growth Fund”) (each a “Fund” and collectively the “Funds”). The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. Each Fund is classified as a diversified investment company under the Investment Company Act of 1940. The investment objective of the Large Cap Growth Fund is long-term growth of capital by investing primarily (at least 80% of its net assets) in equity securities. The Large Cap Growth Fund is a diversified fund and focuses on U.S. listed common stocks with large market capitalizations that Westfield Capital Management Company, L.P. (the “Adviser”) believes are quality companies with stock that offers the potential for future price appreciation. The investment objective of the Dividend Growth Fund is long-term growth of capital by investing in equity securities from a variety of economic sectors with a history or prospect of paying stable or increasing dividends. The Dividend Growth Fund is a diversified fund. The Dividend Growth Fund commenced operations on July 26, 2013 as a result of a contribution in-kind from a limited partnership managed by the Adviser. On this date, the Dividend Growth Fund issued 6,505,383 shares and acquired securities tax-free at their then current value of $65,053,828, including unrealized appreciation of $11,352,297.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2016, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of April 30, 2016, all of the Funds’ investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurement under U.S. GAAP. For details of investment classifications, reference the Schedules of Investments.

For the six months ended April 30, 2016, there have been no transfers between Level 1 and Level 2 assets and liabilities. During the six months ended April 30, 2016, there were no Level 3 securities.

During the six months ended April 30, 2016, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their income to their shareholders.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

With the exception of the accrued built-in gains tax associated with the in-kind transaction (described below), no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2016, the Funds did not incur any significant interest or penalties.

Built-in Gains Tax from In-Kind Transaction — The Large Cap Growth Fund received a contribution of portfolio securities from a C-Corporation that included a net unrealized built-in gain, for which potential tax liability is insignificant to the Fund. For income tax purposes, the Fund is required to track the net built-in gain and recognize an income tax liability when it is determined that it is more-likely-than-not that positions will be sold and gains on the securities realized. As of April 30, 2016, the Fund does not have any material tax liability relating to the recognition of realized gain on certain securities contributed by the C-Corporation.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Certain expenses are apportioned among the Trust based on the number of funds and/or relative net assets.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

Classes —  Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and make distributions of their net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Investments in Real Estate Investment Trusts (REITs) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Cash Equivalents — Idle cash may be swept into various money market sweep accounts and is classified as cash equivalents on the Statement of Assets and Liabilities. The Funds maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for which the Administrator is paid an asset based fee which will vary depending on the number of share class and average daily net assets of the Fund. For the six months ended April 30, 2016, the Large Cap Growth Fund and Dividend Growth Fund paid $112,676 and $55,113, respectively, for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

The Funds have entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Funds may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Investor Class Shares, subject to the arrangement for provision of shareholder and administrative services. For the six months ended April 30, 2016, the Large Cap Growth Fund and Dividend Growth Fund incurred shareholder servicing fees of $249 and $294, respectively. These fees represent 0.25% and 0.25% of the Net Assets of the Large Cap Growth Fund and Dividend Growth Fund, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. During the six months ended April 30, 2016, the Large Cap Growth Fund and Dividend Growth Fund earned cash management credits of $9 and $12, respectively, which were used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statements of Operations.

Brown Brothers Harriman & Co. acts as the custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Large Cap Growth Fund at a fee calculated at an annual rate of 0.65% and to the Dividend Growth Fund at a fee calculated at an annual rate of 0.75% of the respective Fund’s average daily net assets. The Adviser has contractually agreed

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

(effective May 19, 2015) to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and Shareholder Servicing Fees (collectively “excluded expenses”)) for the Large Cap Growth Fund’s Institutional Class Shares and Investor Class Shares from exceeding 0.85% of the average daily net assets of each class until February 28, 2017. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Large Cap Growth Fund’s Total Annual Fund Operating Expenses (less excluded expenses) and 0.85% for Institutional Class Shares and Investor Class Shares to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2017. As of April 30, 2016, fees for the Large Cap Growth Fund which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser, up to the expense cap in place at the time expenses were waived, were $122,461, $93,503 and $94,609, expiring in 2017, 2018 and 2019, respectively. The Adviser has contractually agreed (effective May 19, 2015) to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and Shareholder Servicing Fees (collectively “excluded expenses”)) for the Dividend Growth Fund’s Institutional Class Shares and Investor Class Shares from exceeding 0.95% of the average daily net assets of each class until February 28, 2017. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Dividend Growth Fund’s Total Annual Fund Operating Expenses (less excluded expenses) and 0.95% for Institutional Class Shares and Investor Class Shares to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2017. As of April 30, 2016, fees for the Dividend Growth Fund which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser, up to the expense cap in place at the time the expenses were waived, were $101,629, $64,025 and $71,758 expiring in 2017, 2018 and 2019, respectively.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

6. Share Transactions:

Westfield Large Cap Growth Fund	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

Share Transactions:
Institutional Class
Issued	335,722	1,380,032 *
Reinvested	1,263,733	1,202,124
Redeemed	(1,313,337)	(2,301,216)

Net Increase in Institutional Class Shares	286,118	280,940

Investor Class
Issued	238	3,464
Reinvested	1,462	1,800
Redeemed	(724)	(11,833)

Net Increase (Decrease) in Investor Class Shares	976	(6,569)

Westfield Dividend Growth Fund	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

Share Transactions:
Institutional Class
Issued	151,614	478,993
Reinvested	472,561	449,177
Redeemed	(365,824)	(391,991)

Net Increase in Institutional Class Shares	258,351	536,179

Investor Class
Issued	83	19,179
Reinvested	1,179	175
Redeemed	—	(15)

Net Increase in Investor Class Shares	1,262	19,339

*	Includes shares issued as a result of in-kind transactions (see Note 10).

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

7. Investment Transactions:

For the six months ended April 30, 2016, the purchases and sales of investment securities other than in-kind transactions, long-term U.S. Government and short-term securities were:

	Purchases	Sales and Maturities
Large Cap Growth Fund	$65,915,136	$82,135,703
Dividend Growth Fund	64,276,447	66,601,417

There were no purchases or sales of long-term U.S. Government securities for the six months ended April 30, 2016.

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. These book/tax differences may be temporary or permanent. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared for the during the years or periods ended October 31, 2015 and October 31, 2014 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Large Cap Growth Fund
2015	$3,438,253	$13,387,322	$16,825,575
2014	3,179,221	8,084,173	11,263,394
Dividend Growth Fund
2015	1,861,880	3,005,465	4,867,345
2014	1,040,055	2,443,432	3,483,487

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation	Total Distributable Earnings
Large Cap Growth Fund	$517,706	$17,702,123	$51,060,395	$69,280,224
Dividend Growth Fund	1,286,640	3,051,610	12,085,212	16,423,462

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses. The Funds had no capital loss carryforwards at October 31, 2015.

For Federal income tax purposes, the cost of securities owned at October 31, 2015, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which are temporary adjustments for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at April 30, 2016 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Large Cap Growth Fund	$139,055,177	$41,445,307	$(2,725,648)	$38,719,659
Dividend Growth Fund	80,692,165	10,747,995	(869,547)	9,878,448

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

9. Other:

At April 30, 2016, the percentages held by a limited number of shareholders for each Fund (shareholder segments comprised of omnibus accounts that were held on behalf of individual shareholders and in the Dividend Growth Fund, Institutional Class, one record related party shareholder), each owning 10% or greater of the aggregate shares outstanding, was as follows:

	No. of Shareholders	% Ownership
Large Cap Growth Fund, Institutional Class	2	38%
Large Cap Growth Fund, Investor Class	1	100%
Dividend Growth Fund, Institutional Class	2	44%
Dividend Growth Fund, Investor Class	2	100%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10. In-Kind Transactions

During the year ended October 31, 2015, the Large Cap Growth Fund issued shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Shares Issued	Value
11/24/2014	165,454	$2,460,306

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2015 to April 30, 2016).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/01/15	Ending Account Value 04/30/16	Annualized Expense Ratios	Expenses Paid During Period*
Large Cap Growth Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$978.60	0.85%	$4.19
Investor Class Shares	1,000.00	977.70	1.10	5.42

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.63	0.85%	$4.28
Investor Class Shares	1,000.00	1,019.39	1.10	5.53

Dividend Growth Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$972.50	0.95%	$4.66
Investor Class Shares	1,000.00	970.60	1.20	5.89

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.13	0.95%	$4.78
Investor Class Shares	1,000.00	1,018.89	1.20	6.03

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half period shown).

Westfield Capital Funds

P.O. Box 219009

Kansas City, MO 64121-9009

866-454-0738

Adviser:

Westfield Capital Management Company, L.P.

One Financial Center

Boston, MA 02111

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

WCM-SA-001-0500

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2016

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: July 7, 2016